Exhibit 10.25

[ORACLE USA, INC. LETTERHEAD]

August 26, 2005

Mr. Charles E. Phillips, Jr.

500 Oracle Parkway

M/S 5op11

Redwood Shores, CA 94065

Dear Charles:

This letter amends your May 14, 2003 offer letter (the “Offer Letter”) as set forth below.

The third paragraph of the Offer Letter (regarding severance) is hereby deleted in its entirety.

Please let me know if you have any questions.

Sincerely,

/s/ Joyce E. Westerdahl
Joyce E. Westerdahl
Senior Vice President, Human Resources

AGREED AND ACCEPTED:

CHARLES PHILLIPS, JR.
Print Name

/s/ Charles Phillips, Jr.	26 August 2005
Signature	Date